UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
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Spring Valley Acquisition Corp.
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Spring Valley Acquisition Corp. Reminds Stockholders to Vote in Favor of Business Combination with AeroFarms

Newark, NJ – August 10, 2021 – Spring Valley Acquisition Corp. (Nasdaq: SV) (“Spring Valley” or “the Company”), a publicly traded special purpose acquisition company, reminds its holders of common stock to vote in favor of the Company’s proposed business combination with AeroFarms, a Certified B Corporation and leader in indoor vertical farming, and the related proposals to be voted upon at the Company’s virtual Extraordinary General Meeting (the “Special Meeting”) on August 20, 2021.

The Special Meeting to approve the pending business combination is scheduled for August 20, 2021, at 10:00 a.m. Eastern Time. The Special Meeting will be virtual and conducted via live webcast. Holders of Spring Valley’s shares of common stock at the close of business on the record date of July 19, 2021 are entitled to notice of the Special Meeting and should vote before 11:59 p.m. ET on August 19, 2021.

If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

It remains important that all holders who owned Spring Valley common stock as of July 19, 2021 – even if they have since sold – vote by the August 19, 2021 deadline to ensure the transaction proceeds in a timely manner.

Spring Valley shareholders can exercise their votes online, via telephone or by mail. More information on how to vote can be found at https://sv-ac.com/investor-info/. Spring Valley shareholders who need assistance voting or have questions regarding the Special Meeting may contact Spring Valley’s proxy solicitor, MacKenzie Partners, Inc., toll-free, at (800) 322-2885. Overseas voters can call MacKenzie Partners at (212) 929-5500 or email MacKenzie Partners, Inc. at proxy@mackenziepartners.com.

About AeroFarms

Since 2004, AeroFarms has been leading the way for indoor vertical farming and championing transformational innovation for agriculture. On a mission to grow the best plants possible for the betterment of humanity, AeroFarms is a Certified B Corporation with global headquarters in Newark, New Jersey. Named one of the World’s Most Innovative Companies by Fast Company two years in a row and one of TIME’s Best Inventions in Food, AeroFarms patented, award-winning indoor vertical farming technology provides the perfect conditions for healthy plants to thrive, taking agriculture to a new level of precision, food safety, and productivity while using up to 95% less water and no pesticides ever versus traditional field farming. AeroFarms enables local production to safely grow all year round, using vertical farming for elevated flavor. In addition, through its proprietary growing technology platform, AeroFarms has grown over 550 varieties and has developed multi-year strategic partnerships ranging from government to major Fortune 500 companies to help uniquely solve agriculture supply chain needs. For additional information, visit: https://aerofarms.com/.

On March 26, 2021, AeroFarms announced a definitive business combination agreement with Spring Valley Acquisition Corp. (Nasdaq: SV). Upon the closing of the business combination, AeroFarms will become publicly traded on Nasdaq under the new ticker symbol "ARFM". Additional information about the transaction can be viewed here: https://aerofarms.com/investors/.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Spring Valley and AeroFarms or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “might,” “will,” “estimate,” “continue,” “contemplate,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding Spring Valley’s proposed acquisition of AeroFarms and the Special Meeting are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of AeroFarms and Spring Valley and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AeroFarms and Spring Valley. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Spring Valley or AeroFarms is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks related to the expansion of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; the ability of Spring Valley or AeroFarms to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in Spring Valley’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, final prospectus dated November 25, 2020 and definitive proxy statement/prospectus dated July 26, 2021 under the heading “Risk Factors,” and other documents Spring Valley has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know, or that Spring Valley nor AeroFarms currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans, or forecasts of future events and views as of the date of this press release. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause Spring Valley’s and AeroFarms’ assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s and AeroFarms’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:
Investor Relations:
Jeff Sonnek
ICR
Jeff.Sonnek@icrinc.com
1-646-277-1263

Media Relations:
Marc Oshima
AeroFarms
MarcOshima@AeroFarms.com
1-917-673-4602

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